EQ Advisors Trust

Prospectus dated July 12, 2004

This Prospectus describes two (2) newly organized Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio to the Investment Plan for Employees, Managers and Agents (“Investment Plan”) (formerly, The Equitable Investment Plan for Employees, Managers and Agents) that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Domestic Portfolios

EQ/Enterprise Equity Income Portfolio

EQ/Enterprise Growth Portfolio

*	Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Class IP3

(48272)

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) is a family of fifty-two (52) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of two (2) of the Trust’s Portfolios. Each Portfolio is a diversified portfolio. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by The Equitable Life Assurance Society of the United States (“Equitable”), MONY Life Insurance Company, MONY Life Insurance Company of America, other affiliated or unaffiliated insurance companies and to the Investment Plan. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan.

Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. In such circumstances, shareholders would receive notice of such action.

The Portfolios are newly organized and have no operating history or performance information of their own prior to the date of this Prospectus. However, each Portfolio is a successor to a corresponding portfolio of the Enterprise Accumulation Trust or the MONY Series Fund, Inc. Performance of the Portfolios will vary over time.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosure carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

The EQ/Enterprise Equity Income Portfolio has a policy that it will invest 80% of its net assets in the particular type of investment suggested by its name. This policy may not be changed without providing sixty (60) days’ written notice to the shareholders of the affected Portfolio.

Except as otherwise noted, each Portfolio may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including “Eurodollar” and “Yankee Dollar” obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when such investments are appropriate in light of economic or market conditions. Such investments could result in a Portfolio not achieving its investment objective.

Please note that:

•	A fuller description of each of the principal risks and of the benchmarks is included in the section “More Information on Principal Risks and Benchmarks,” which follows the description of each Portfolio in this section of the Prospectus.

•	Additional information concerning each Portfolio’s strategies, investments and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Domestic Portfolios

EQ/Enterprise Equity Income Portfolio

INVESTMENT OBJECTIVE: Seeks a combination of growth and income to achieve an above-average and consistent total return.

THE INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio generally invests in dividend paying U.S. common stocks. The goal is capital appreciation combined with an above-market level of dividend income. The Adviser has three objectives in constructing the Portfolio: (1) each individual stock holding will pay a dividend at least annually; (2) the overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and (3) at least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Portfolio’s criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Portfolio invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Securities Lending Risk

PORTFOLIO PERFORMANCE

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this Prospectus but is the successor to a substantially similar investment company. On July 9, 2004, the Portfolio acquired all of the assets of the Enterprise Equity Income Portfolio, a series of the Enterprise Accumulation Trust, and assumed that portfolio’s operating history and performance record. The Portfolio is considered the successor to the Enterprise Equity Income Portfolio. The performance included in the bar chart and table below for the periods commencing before July 9, 2004 is that of the Portfolio’s predecessor, whose inception date is December 1, 1998.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio’s predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio’s predecessor for the past one and five years and since inception through December 31, 2003 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)*	Worst quarter (% and time period)*
15.82% (2003 4th Quarter)	–17.49% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Enterprise Equity Income Portfolio — Class IA Shares	26.65%	1.63%	1.96%
S&P 500 Index**,†	28.69%	–0.57%	0.54%
S&P Barra Value Index**	31.97%	1.95%	2.61%
*	Best and worst quarter information is only applicable to periods covered by the bar chart.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
†	Effective May 1, 2004 this index replaced the S&P Barra Value Index as the Portfolio’s benchmark because we feel that this index reflects more closely the sectors in which the Portfolio invests.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

EQ Advisors Trust	About the investment portfolios	5

Domestic Portfolios (continued)

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)
EQ/Enterprise Equity Income Portfolio	Class IA Shares
Management Fee	0.75%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.28%
Total Annual Portfolio Operating Expenses	1.03%
Less Fee Waiver/Expense Reimbursement**	(0.23)%
Net Total Annual Portfolio Operating Expenses	0.80%
*	Expenses of the Portfolio are based on the expenses of the Portfolio’s predecessor for the last fiscal year restated to reflect current fees.
**	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that (1) you invest $10,000 in the Portfolio for the time periods indicated, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same and (4) the expense limitation currently in place is not renewed after April 30, 2005. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

Class IA Shares
1 Year	$82
3 Years	$305
5 Years	$546
10 Years	$1,239

WHO MANAGES THE PORTFOLIO

Boston Advisors, Inc. (“Boston Advisors”), One Federal Street, 20th Floor, Boston, Massachusetts 02110, is the Adviser to the Portfolio. Boston Advisors has been providing investment counseling since 1971. Total assets under management for Boston Advisors as of December 31, 2003 were $4.1 billion.

The day-to-day management of the Portfolio is performed by an investment management team chaired by Michael J. Vogelzang, President and Chief Investment Officer. Mr. Vogelzang has served in his present position since 1997 and has 19 years’ experience in the investment industry.

6	About the investment portfolios	EQ Advisors Trust

EQ/Enterprise Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks. The “Growth at a Reasonable Price” strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Securities Lending Risk

PORTFOLIO PERFORMANCE

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this Prospectus but is the successor to a substantially similar investment company. On July 9, 2004, the Portfolio acquired all of the assets of the Enterprise Growth Portfolio, a series of the Enterprise Accumulation Trust, and assumed that portfolio’s operating history and performance record. The Portfolio is considered the successor to the Enterprise Growth Portfolio. The performance included in the bar chart and table below for the periods commencing on or before July 9, 2004 is that of the Portfolio’s predecessor, whose inception date is December 1, 1998.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio’s predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio’s predecessor for the past one and five years and since inception through December 31, 2003 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)*	Worst quarter (% and time period)*
17.77% (1999 4th Quarter)	–15.53% (2001 1st Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception
EQ/Enterprise Growth Portfolio — Class IA Shares	17.05%	–2.05%	–1.00%
S&P 500 Index**	28.69%	–0.57%	0.54%
*	Best and worst quarter information is only applicable to periods covered by the bar chart.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)
EQ/Enterprise Growth Portfolio	Class IA Shares
Management Fee	0.75%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.84%
*	Expenses of the Portfolio are based on the expenses of the Portfolio’s predecessor for the last fiscal year restated to reflect current fees.

EQ Advisors Trust	About the investment portfolios	7

Domestic Portfolios (continued)

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that (1) you invest $10,000 in the Portfolio for the time periods indicated, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

Class IA Shares
1 Year	$86
3 Years	$268
5 Years	$466
10 Years	$1,037

WHO MANAGES THE PORTFOLIO

Montag & Caldwell, Inc. (“Montag & Caldwell”), 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248, is the Adviser to the Portfolio. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Total assets under management for all clients were approximately $30.9 billion as of December 31, 2003.

Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the Portfolio and has more than 34 years’ experience in the investment industry. He has been President of Montag & Caldwell for more than 18 years.

8	About the investment portfolios	EQ Advisors Trust

2. More information on principal risks and benchmarks

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

General Investment Risks: Each Portfolio is subject to the following risks:

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser for each Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios,” a particular Portfolio may also be subject to the following risks:

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Securities Lending Risk: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

EQ Advisors Trust	More information on principal risks and benchmarks	9

Benchmarks

The performance of each of the Trust’s Portfolios as shown on the preceding pages compares each Portfolio’s performance to that of a broad-base securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolio’s annualized rate of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to Contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole.

10	More information on principal risks and benchmarks	EQ Advisors Trust

3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section “About the Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among fifty-two (52) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA shares of two (2) Portfolios. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

The Equitable Life Assurance Society of the United States (“Equitable”), through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the portfolio’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews of each Adviser.

The Manager obtains detailed information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio’s assets subject to the approval of the Trust’s Board of Trustees. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an order from the SEC to permit it and the Trust’s Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Boston Advisors or MONY Capital, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that each Portfolio pays the Manager.

Management Fees Paid by the Portfolios

Portfolios	Annual Rate (% of daily net assets)
EQ/Enterprise Equity Income	0.75%
EQ/Enterprise Growth	0.75%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Portfolio pays Equitable a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio for which

EQ Advisors Trust	Management of the Trust	11

separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2005 the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business, are limited to the following respective expense ratios:

Expense Limitation Provisions

Portfolios	Total Expenses Limited to (% of daily net assets)
EQ/Enterprise Equity Income	0.80%
EQ/Enterprise Growth	0.90%

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed three years of the payment being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

12	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. AXA Distributors, LLC (“AXA Distributors”) serves as the other distributor for the Class IA shares of the Trust as well as for the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Act of 1934 and are members of the National Association of Securities Dealers, Inc.

EQ Advisors Trust	Fund distribution arrangements	13

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the Portfolios. Disruptive transfer activity may hurt the long term performance of a Portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which we and the Trust seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, we may consider the combined transfer activity of Contracts that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed our threshold, we may take the actions described above to restrict availability of voice, fax and automated transaction services. We also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, we may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, we may also, in our sole discretion and without further notice, change what we consider potentially disruptive transfer activity and our monitoring procedures and thresholds, as well as change our procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

14	Buying and selling shares	EQ Advisors Trust

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Standard Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

•	A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value).

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Other securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing.

EQ Advisors Trust	How portfolio shares are priced	15

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

Tax Consequences

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

16	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Class IA and Class IB shares of the Portfolios described in this Prospectus. Each Portfolio is newly organized and has no operations or financial information of its own prior to the date of this Prospectus but is the successor to a substantially similar investment company, as described above in the Portfolio summaries under “Portfolio Performance.” The Portfolios described in this Prospectus issued Class IB shares in connection with the mergers and, thus, the Class IB shares of each such Portfolio succeeded to the financial history of the corresponding predecessor portfolio. The financial information in the table below has been derived from the relevant predecessor portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the financial statements of each predecessor portfolio as of December 31, 2003 appears in the Annual Report for the predecessor portfolios (Annual Reports for the Enterprise Accumulation Trust for the Fiscal Year Ended December 31, 2003).

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the predecessor portfolios’ Annual Reports that are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Enterprise Equity Income Portfolio:

	Class IB
	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$4.22	$5.02	$5.69	$5.37	$5.09

Income from investment operations:
Net investment income (loss) (c)	0.08	0.07	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.04	(0.81)	(0.69)	0.26	0.23

Total from investment operations	1.12	(0.74)	(0.62)	0.34	0.29

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.02)	(0.01)
Distributions from realized gains	—	—	—	—	—

Total dividends and distributions	(0.07)	(0.06)	(0.05)	(0.02)	(0.01)

Net asset value, end of year	$5.27	$4.22	$5.02	$5.69	$5.37

Total return	26.65%	(14.76)%	(10.75)%	6.45%	5.70%

Ratios/Supplemental Data:
Net assets end of period (000’s)	$48,094	$37,716	$40,506	$32,829	$27,997
Ratio of expenses to average net assets	1.05%	0.90%	0.88%	0.88%	1.05%
Ratio of expenses to average net assets (excluding reimbursement)	1.06%	0.90%	0.88%	0.88%	1.20%
Ratio of net investment income (loss) to average net assets	1.70%	1.44%	1.43%	1.43%	1.21%
Portfolio turnover rate	103%	35%	36%	37%	18%

EQ Advisors Trust	Financial Highlights	17

Financial Highlights (cont’d)

EQ/Enterprise Growth Portfolio:

	Class IB
	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$3.98	$5.21	$5.99	$6.56	$5.27

Income from investment operations:
Net investment income (loss) (c)	0.01	0.02	0.02	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.67	(1.23)	(0.78)	(0.54)	1.27

Total from investment operations	0.68	(1.21)	(0.76)	(0.51)	1.29

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.02)	(0.01)	—
Distributions from realized gains	—	—	—	(0.05)	—

Total dividends and distributions	(0.02)	(0.02)	(0.02)	(0.06)	—

Net asset value, end of year	$4.64	$3.98	$5.21	$5.99	$6.56

Total return	17.05%	(23.26)%	(12.56)%	(7.79)%	24.48%

Ratios/Supplemental Data:
Net assets end of period (000’s)	$265,471	$208,610	$280,279	$319,207	$230,720
Ratio of expenses to average net assets	1.03%	0.86%	0.84%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	0.34%	0.42%	0.34%	0.45%	0.29%
Portfolio turnover rate	40%	42%	52%	56%	30%

18	Financial Highlights	EQ Advisors Trust

If you wish to know more, you will find additional information about the Trust and the Portfolios described in this Prospectus in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

Annual and Semi-Annual Reports

The Annual and Semi-Annual Reports include more information about the performance of the predecessor portfolios of the Portfolios represented in this Prospectus and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI, dated July 12, 2004, is incorporated into this Prospectus by reference and is available upon request free of charge by calling out toll free number at 1-888-292-4492.

You may visit the SEC’s website at www.sec.gov to view the SAI and other information about the Trust, which is available on the EDGAR database. You can also review and copy information about the Trust, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953